Putnam
Asia Pacific
Growth
Fund

ANNUAL REPORT
September 30, 1996

[LOGO: BOSTON * LONDON * TOKYO]






Fund highlights

*"Putnam Asia Pacific Growth Fund thinks on a grand scale....
Pacific stock investors should consider this fund."

                  -- Morningstar Mutual Funds, August 30, 1996

*"With the U.S. stock market (at) all-time highs, an increasing number of investors are looking overseas for better investment opportunities."

                  -- Value Line Mutual Fund Advisor, September 17,
1996

CONTENTS
4      Report from Putnam Management
8      Fund performance summary
13     Portfolio holdings
17     Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

(copyright) Karsh, Ottawa

Dear Shareholder:

In his groundbreaking book, Megatrends Asia, published earlier this year, futurist John Naisbitt explores eight significant trends taking shape in Asia that he believes will have a profound influence on how the Far East does business with the West. In the coming century, Naisbitt claims, Asia will be at once America's greatest competitor and the greatest consumer of U.S. goods and services. This possibility is not one that U.S. investors can afford to ignore.

Naisbitt's conclusions come as no surprise to Putnam's international investment professionals. They have had a finger on Asia's pulse for years, traveling there frequently to study developments firsthand. They, too, see great long-term investment potential in the region. As a shareholder in Putnam Asia Pacific Growth Fund, you are in an excellent position to participate in the investment opportunities the developing trends present.

I am pleased to introduce Robert J. Swift as a new addition to your fund's management team, Robert joined Putnam in 1995 as a senior vice president and portfolio manager. His prior assignments have been with IAI International/Hill Samuel in London; Pring Dean in Sydney, Australia; and Brown Shipley in London. He has 13 years of investment experience.

Respectfully yours,

/S/George Putnam

George Putnam

Chairman of the Trustees

November 20, 1996


Report from the Fund Managers
David K. Thomas
Robert Swift

With this report Putnam Asia Pacific Growth Fund marks the end of a subdued fiscal year. The fund's class A shares gained 5.02% at net asset value and fell 1.02% at public offering price for one-year performance through September 30, 1996. These results are in line with the Morgan Stanley Capital International (MSCI) Pacific Index, which rose 3.07% over the same period. For performance of other share classes and longer-term fund results, please see page 8 of this report.

Three factors have affected the region in recent months. First, business confidence in Japan was generally weak, underscoring the fragile state of the economic recovery there. Second, because of the close relationship between U.S. interest rates and the Hong Kong economy, relatively stable interest rates in the U.S. exerted a favorable influence there. Finally, a slowdown in the smaller Southeast Asian economies was evident.

*JAPAN'S STILL GRAPPLING WITH DIFFICULTIES

Over the past several months, our moderate optimism about Japanese stocks has gradually faded in part because the bond market has become a more attractive investment than equities for Japanese institutions. Furthermore prices of Japanese stocks have declined in response to disappointing profits, especially in basic industries such as chemicals and steels. One leading indicator for the Japanese stock market, the business confidence level, was last announced in August and remained negative. This is particularly problematic because the muted economic recovery seems to be peaking and optimism should be on the rise. In addition, consumption remains subdued and other economic signals are mixed.

We consider it likely that some further economic stimulus may be implemented soon. Indeed, as the effect of previous public spending initiatives continues to wear off, additional action appears to be necessary. The weakening yen offers some encouragement to corporate Japan, since it makes Japanese exports more attractive in world markets. Nevertheless, we have reduced the fund's weighting in Japan to around 40% of the fund's assets, as disappointing economic news continues.


[GRAPHIC HORIZONTAL BAR CHART OMITTED: ALLOCATIONS BY COUNTRY*]

Top bar of each country represents    9/30/96
Bottom bar represents                 9/30/95

Japan                                             40.4%
                                                  45.3%

Hong Kong                                         23.2%
                                                  14.0%

Malaysia                                           7.2%
                                                   7.5%

Australia                                          6.1%
                                                   2.9%

Singapore                                          5.7%
                                                  11.6%

Thailand                                           2.7%
                                                   2.5%

US                                                 2.6%

Philippines                                        2.2%
                                                   1.1%

Indonesia                                          2.0%
                                                   5.9%

Taiwan                                             1.9%
                                                   2.2%

South Korea                                        1.8%
                                                   1.2%

India                                              0.1%
                                                   0.5%

Footnote reads:
*Based on net assets as of 9/30/96. Holdings will vary over time.



*HONG KONG MODERATELY UPBEAT; AUSTRALIA ROBUST

Confidence about the Hong Kong market remains sound, although not as a result of the economy itself, which remains relatively subdued. A key support for Hong Kong stocks is stable U.S. interest rates. Furthermore, as we approach the July 1997 transfer of rule over Hong Kong from Britain to China, expectations that the changeover will be smooth are gathering momentum. Accordingly, Hong Kong is in an upbeat mood. The stock market is also benefiting from the lack of attractive options in other regional markets. Hong Kong's corporate profits have been satisfactory against the background of a sluggish economy, especially in the banking sector. HSBC, a major bank, enjoyed a substantial rise in profits. Varitronix, a maker of computer displays, continued to be one of the fund's better-performing holdings. While these stocks, along with others discussed in this report, were viewed favorably at the end of the fiscal period, all portfolio holdings are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

The Australian portion of the portfolio made a substantial contribution to the fund's performance over the fiscal year. Australian banks have benefited from lower interest rates and speculation regarding some future industry consolidation. For example, Westpac, a portfolio holding, is a likely takeover candidate within the financial services industry. Your fund's position in CSL, a manufacturer of blood plasma and vaccines now expanding into a broader-based pharmaceutical company, has also proved rewarding.

*OUTSIDE OF MALAYSIA, SOME OF ASIA'S TIGERS SLOWING

The Malaysian market has been quite strong over the past six months, driven by speculative demand from local investors. We remain concerned that Malaysia's economy might grow too quickly, however, fed by extremely high bank lending to the property and construction sectors. In turn, this could lead to interest rates rising. However, inflation seems to be under control -- a cause for some optimism about this market in the coming months.

By contrast, a slowdown in economic activity, especially in exports, is quite evident in Singapore. Manufacturing output has been sluggish, non-oil exports are growing slowly, and sales of electronic goods have been especially weak. We believe that Singapore's economy will struggle to show 7% growth this year -- quite strong compared with the pace of the U.S. economy but slow relative to Singapore's results in past years. In particular, industrial profits may show little growth overall, and the electronics sector is likely to post some losses. Nevertheless, your fund's holding in Venture Manufacturing, which produces higher value-added electronic products, has performed well.

Thailand has seen a pronounced deterioration in economic fundamentals. Unfortunately, while the economy is slowing, the Bank of Thailand is maintaining a tight credit policy with limits on capital inflows. Corporate profits have suffered and are significantly below earlier expectations. Many stocks do not look appealing, except in the banking sector. Ultimately we believe that Thailand offers good future investment opportunities, but the current slowdown cautions us to avoid raising weightings in the short term.



[GRAPHIC OMITTED: TOP 10 HOLDINGS]

HSBC Holdings PLC (Hong Kong)
Property development

Cheung Kong Holdings (Hong Kong)
Property development

Wharf Holdings (Hong Kong)
Property, hotels

Sun Hung Kai Holdings (Hong Kong)
Financial holding company

AFLAC (U.S)
Insurance sales in US and Japan

Sharp Corp. (Japan)
Electronics

Citic Pacific Ltd. (Hong Kong)
Conglomerate

Ito-Yokado (Japan)
Supermarkets

Swire Pacific (Hong Kong)
Conglomerate

Bridgestone Corp. (Japan)
Tires

Footnote reads:
These holdings represent 20.0% of the fund's net assets as of 9/30/96. Portfolio holdings will vary over time.

*SOME DIFFICULTY EXPECTED IN REGION OVER NEAR TERM

We remain downbeat in our assessment of Japan's near-term prospects. This will lead us to look for opportunities to reduce holdings in Japan still further, while raising holdings in Hong Kong toward the 30% maximum of our long-term target range. We do this in the belief that sentiment will remain favorable during the brief period remaining before the Chinese takeover.

For the region's emerging markets, we need to see an upturn in the profit cycle before increasing portfolio weightings. Such an upturn could begin next year, especially if the vital electronics sector shows some recovery worldwide and China continues to stimulate its economy moderately -- a potential support for the entire region. Regardless of any short-term difficulties certain Asia Pacific stock exchanges may encounter, we continue to believe that this region remains one of the world's premier areas for long-term investors.

Footnote reads:
The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/96, there is no guarantee the fund will continue to hold these securities in the future. International investing involves risks including political developments, economic instability and currency fluctuations.

Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Asia Pacific Growth Fund is designed for investors seeking capital appreciation primarily through common stocks and other securities of companies located in Asia and in the Pacific Basin.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

TOTAL RETURN FOR PERIODS ENDED 9/30/96
(most recent calendar quarter)
                        Class A         Class B         Class M
(inception date)       (2/20/91)       (6/1/93)         (2/1/95)
                     NAV     POP     NAV     CDSC     NAV      POP
--------------------------------------------------------------------
1 year              5.02%  -1.02%   4.33%  - 0.67%   4.65%    0.99%
--------------------------------------------------------------------
5 years            82.99   72.53      --       --      --       --
Annual average     12.85   11.52      --       --      --       --
--------------------------------------------------------------------
Life of Fund       72.33   62.48   33.20    31.20   14.09    10.10
Annual average     10.19    9.04    8.99     8.50    8.27     5.97
--------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 9/30/96
                                      MSCI Pacific      Consumer
                                         Index        Price Index
--------------------------------------------------------------------
1 year                                   3.07%            3.00%
--------------------------------------------------------------------
5 years                                 27.11            15.02
Annual average                           4.91             2.84
--------------------------------------------------------------------
Life of class A                         21.49            17.06
Annual average                           3.54             2.85
--------------------------------------------------------------------
Life of class B                         10.71            9.43
Annual average                           3.10            2.74
--------------------------------------------------------------------
Life of class M                          8.02            4.99
Annual average                           4.74            2.98
--------------------------------------------------------------------

Footnote reads:
Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. POP assumes 5.75% maximum sales charge for class A shares and 3.50% for class M shares. CDSC for class B shares assumes the applicable sales charge, with the maximum being 5%.

PRICE AND DISTRIBUTION INFORMATION
12 months ended 9/30/96

                           Class A         Class B       Class M
--------------------------------------------------------------------
Distributions (number)        1              1              1
--------------------------------------------------------------------
Income                     $0.5984        $0.5124        $0.5874
--------------------------------------------------------------------
Capital gains
--------------------------------------------------------------------
Long-term                   0.0066         0.0066        0.0066
--------------------------------------------------------------------
Total                      $0.6050        $0.5190       $0.5940
--------------------------------------------------------------------
Share value:           NAV       POP      NAV      NAV       POP
--------------------------------------------------------------------
9/30/95             $13.58    $14.41   $13.37   $13.53    $14.02
--------------------------------------------------------------------
9/30/96              13.63     14.46    13.41    13.54     14.03
--------------------------------------------------------------------


[GRAPHIC OMITTED worm chart PLOT POINTS TO COME FROM CLIENT!!!!!!!]

Footnote reads:
Past performance is no assurance of future results. A $10,000 investment in the fund's class B shares at inception on 6/1/93 would have been valued at $13,320 on 9/30/96 ($13,120 with a redemption at the end of the period). A $10,000 investment in the fund's class M shares at inception on 2/1/95 would have been valued at $11,409 at net asset value on 9/30/96 ($11,010 at public offering price).



TERMS AND DEFINITIONS

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher
12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 5.75% sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

The Morgan Stanley Capital International Pacific Index (MSCI) is an unmanaged list of Asian and Pacific Rim equity securities, excluding U.S., with all values expressed in U.S. dollars. The index reflects changes in market price and reinvestment of distributions net of withholding taxes and does not take into account brokerage fees or taxes. The fund's portfolio contains securities that differ from those in the indexes. Investment in the fund is subject to special international risks, such as currency fluctuations and political developments.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund *

Health Sciences Trust

International Growth Fund +

International New Opportunities Fund

Investors Fund

New Opportunities Fund

OTC Emerging Growth Fund

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Diversified Income Trust II

Federal Income Trust

Global Governmental Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Intermediate U.S. Government

Income Fund

Preferred Income Fund

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [DOUBLE DAGGER]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota,
New Jersey, New York, Ohio and Pennsylvania

LIFESTAGESM FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments to help maximize your return and reduce your risk. The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

MOST CONSERVATIVE
INVESTMENTS [SECTION MARK]

Putnam money market funds: **

California Tax Exempt Money Market Fund

Money Market Fund

New York Tax Exempt Money Market Fund

Tax Exempt Money Market Fund

CDs and savings accounts ++

 *              Formerly Natural Resources Fund

 +              Formerly Overseas Growth Fund
 [DOUBLE DAGGER]Not available in all states.

 [SECTION MARK] Relative to above.

 ** An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

 ++ Not offered by Putnam Investments. Certificates of deposit offer a fixed rate of return and may be insured up to certain limits by federal/state agencies. Savings accounts may also be insured up to certain limits. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.



Report of independent accountants
For the fiscal year ended September 30, 1996

To the Trustees and Shareholders of
Putnam Asia Pacific Growth Fund

We have audited the accompanying statement of assets and liabilities of Putnam Asia Pacific Growth Fund, including the portfolio of investments owned, as of September 30, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Asia Pacific Growth Fund as of September 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                       Coopers & Lybrand L.L.P.

Boston, Massachusetts

November 13, 1996




Portfolio of investments owned
September 30, 1996

COMMON STOCKS  (92.4%) *
NUMBER OF SHARES                                                                                   VALUE

Australia  (6.1%)
------------------------------------------------------------------------------------------------------------
          150,000  Commonwealth Bank of Australia (Installment Shares)                               885,017
          264,000  Commonwealth Bank of Australia                                                  2,428,316
        1,049,000  CSL Ltd.                                                                        5,425,938
        4,415,000  Goodman Fielder Ltd. ADR                                                        4,504,452
        3,380,000  MIM Holdings Ltd.                                                               4,116,793
        1,051,250  QBE Insurance Group Ltd.                                                        5,653,749
          950,300  Westpac Banking Ltd.                                                            4,915,413
                                                                                                 -----------
                                                                                                  27,929,678

Hong Kong  (23.2%)
------------------------------------------------------------------------------------------------------------
        5,776,000  Amoy Properties Ltd.                                                            6,722,532
        1,265,000  Cheung Kong Holdings Ltd.                                                       9,733,537
        1,970,000  Citic Pacific Ltd.                                                              8,916,563
        3,382,367  First Pacific Co.                                                               5,117,641
        1,300,800  Guoco Group Ltd.                                                                6,358,659
          530,000  Hang Seng Bank Ltd.                                                             5,620,215
        4,070,000  HKR International Ltd.                                                          4,736,964
        1,392,000  Hong Kong Electric Holdings Ltd.                                                4,500,310
        2,972,000  Hong Kong Land Holdings Ltd.                                                    6,924,760
          649,326  HSBC Holdings PLC                                                              12,049,746
          809,000  Hutchison Whampoa Ltd.                                                          5,440,203
          416,000  Oriental Press Group                                                              200,795
          894,000  Sun Hung Kai Properties Ltd.                                                    9,509,039
          850,000  Swire Pacific Ltd. Class A                                                      7,612,055
        1,745,000  Varitronix International Ltd.                                                   3,204,402
        2,350,000  Wharf (Holdings) Ltd.                                                           9,724,808
                                                                                                 -----------
                                                                                                 106,372,229

India  (0.1%)
------------------------------------------------------------------------------------------------------------
          131,250  KEC International Ltd. +                                                          251,393

Indonesia  (2.0 %)
------------------------------------------------------------------------------------------------------------
          506,925  Bank Bali                                                                       1,053,455
        1,420,000  PT Bank International Indonesia                                                 2,079,420
          482,000  PT Indorama Synthetics                                                          1,437,612
          845,000  PT Matahari Putra Prima                                                           918,952
          845,000  PT Matahari Putra Prima Rights 11/14/96 +                                         555,011
              298  PT Mulia Industrindo                                                                  298
          330,000  Sampoerna Industries                                                            3,212,161
                                                                                                 -----------
                                                                                                   9,256,909

Japan  (40.4%)
------------------------------------------------------------------------------------------------------------
           14,800  Amway Japan Ltd. ADR                                                              314,500
          420,000  Bridgestone Corp.                                                               7,584,225
          727,000  Cosmo Oil Co. Ltd.                                                              4,140,850
          340,000  Dai Nippon Printing Co.                                                         6,353,428
          216,000  Daikin Industries Ltd.                                                          2,115,174
              914  East Japan Railway Co.                                                          4,417,681
           40,000  Futaba Industrial Co., Ltd.                                                     1,796,784
          135,000  Glory Ltd. (Glory Kogyo)                                                        4,050,850
           86,500  Hirose Electric Co., Ltd.                                                       5,299,884
          300,000  Hitachi Credit Corp.                                                            5,336,448
          220,000  Hokuriku Electric Power Co.                                                     4,605,157
          135,000  Ito-Yokado Co., Ltd.                                                            7,677,209
          180,000  Jusco Co., Ltd.                                                                 5,481,988
          600,000  KAO Corp.                                                                       7,492,589
           40,000  Keyence Corp.                                                                   4,959,124
          160,000  Komori Corp.                                                                    3,694,188
          430,000  Kuraray Co., Ltd.                                                               4,365,287
          300,000  Kurita Water Ltd.                                                               6,495,374
          300,000  Marui Co., Ltd.                                                                 5,794,628
          214,000  Mitsubishi Bank                                                                 4,671,818
          600,000  Mitsubishi Heavy Industries, Ltd.                                               4,889,049
          750,000  Mitsui Co.                                                                      6,529,064
          390,000  NEC Corp.                                                                       4,589,885
          470,000  Nippon Express Co., Ltd.                                                        4,306,891
              610  Nippon Telegraph and Telephone Corp.                                            4,493,757
          550,000  Obayashi Corp.                                                                  4,516,217
          200,000  Omron Corp.                                                                     3,755,279
          276,000  Onward Kashiyama Co., Ltd.                                                      3,868,117
          165,000  Santen Pharmaceutical Co., Ltd.                                                 3,602,103
          333,000  Sekisui Chemical Co., Ltd.                                                      3,948,972
          450,000  Seventy Seventh Bank                                                            4,447,040
          560,000  Sharp Corp.                                                                     9,307,341
          358,000  Sumitomo Trust & Banking                                                        4,502,741
          113,000  Takasago Thermal Engineering                                                    1,705,507
           84,000  TDK Corp.                                                                       5,229,720
          550,000  Tokio Marine & Fire Insurance Co., Ltd.                                         6,522,326
          268,000  Toyota Motor Corp.                                                              6,861,918
          250,000  Yamanouchi Pharmaceutical Co., Ltd.                                             5,300,513
                                                                                                 -----------
                                                                                                 185,023,626

Malaysia  (7.2%)
------------------------------------------------------------------------------------------------------------
          310,000  Carlsberg Brewery of Malaysia                                                   2,164,804
          418,000  Edaran Otomobil Nasional Berhad                                                 4,119,952
          500,000  Malayan Banking Berhad                                                          4,968,077
          640,000  Maruichi Malaysia                                                               2,285,714
          850,000  Perusahaan Otomobil Nasional                                                    4,612,929
          900,000  Sungei Way Holdings Berhad                                                      4,812,450
          540,000  Telekom Malaysia                                                                4,762,171
          920,000  YTL Corp. Berhad                                                                5,213,089
                                                                                                 -----------
                                                                                                  32,939,186

Philippines  (2.2%)
------------------------------------------------------------------------------------------------------------
          195,000  Metropolitan Bank & Trust Co.                                                   4,651,718
          380,000  Philippine Commercial International Bank                                        5,257,634
                                                                                                 -----------
                                                                                                   9,909,352

Singapore  (5.7%)
------------------------------------------------------------------------------------------------------------
        1,859,000  Courts (Singapore) Ltd.                                                         2,601,940
          747,000  DBS Land Ltd.                                                                   2,473,194
          393,000  Development Bank of Singapore                                                   4,830,480
          730,000  Far East Levingston Shipbuilding Ltd.                                           3,449,023
          544,648  Jardine Matheson Holdings Ltd.                                                  3,404,050
          980,000  Overseas Union Bank Ltd.                                                        6,858,259
        1,342,500  Venture Manufacturing Ltd.                                                      2,346,394
                                                                                                 -----------
                                                                                                  25,963,340

South Korea  (1.8%)
------------------------------------------------------------------------------------------------------------
          394,000  Cho Hung Bank Co. Ltd.                                                          4,295,588
           75,500  Samsung Electronics 144A GDR +                                                  3,718,375
                                                                                                 -----------
                                                                                                   8,013,963

Thailand  (1.1%)
------------------------------------------------------------------------------------------------------------
        1,340,100  Industrial Finance Corp.                                                        5,246,094

United States  (2.6%)
------------------------------------------------------------------------------------------------------------
          263,000  AFLAC Inc.                                                                      9,336,500
          860,000  Clipsal Industries Ltd.                                                         2,494,000
                                                                                                 -----------
                                                                                                  11,830,500
                                                                                                 -----------
                   Total Common Stocks  (cost $396,448,929)                                      422,736,270

INVESTMENT COMPANIES  (1.9%) *
NUMBER OF SHARES                                                                                       VALUE

Taiwan  (1.9%)
------------------------------------------------------------------------------------------------------------
          200,000  ROC Taiwan Fund, Inc.                                                           2,150,000
           55,000  Taipei Fund Units                                                               4,620,000
           92,000  Taiwan Fund, Inc.                                                               2,127,500
                                                                                                 -----------
                   Total Investment Companies (cost $9,219,098)                                    8,897,500

CONVERTIBLE BONDS AND NOTES  (1.6%) * (cost $7,123,363)
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
       $6,600,000  Bangkok Bank 144A cv. sub. notes 3 1/4s, 2004 (Thailand)                        7,194,000

SHORT-TERM INVESTMENTS  (2.9%) * (cost $13,125,060)
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
      $13,123,000  Interest in $374,793,000 joint repurchase agreement dated September 30, 1996 with Morgan Stanley & Co. Inc.
                   due October 1, 1996 with respect to various U.S. Treasury
                   obligations- maturity value of $13,125,060 for an effective
                   yield of 5.65%                                                                 13,125,060
------------------------------------------------------------------------------------------------------------
                   Total Investments (cost $425,916,450) ***                                     451,952,830
------------------------------------------------------------------------------------------------------------

  *  Percentages indicated are based on net assets of $457,692,151.

  +   Non-income-producing security.

*** The aggregate identified cost on a tax basis is $429,519,913, resulting in gross unrealized appreciation and depreciation of $35,689,244 and $13,258,327, respectively, or net unrealized ap(de)preciation of $22,432,917.

     ADR or GDR after the name of a foreign holding stands for American Depository Receipts or Global Depository
     Receipts, respectively, representing ownership of foreign securities on deposit with a domestic custodian bank.

     144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.



Forward Currency Contracts to Sell at September 30, 1996
(Aggregate face value $98,515,332)

                      Market       Aggregate      Delivery      Unrealized
                       Value       Face Value     Date         Appreciation
------------------------------------------------------------------------------
Japanese Yen        $97,058,764    $98,515,332     1/6/97        $1,456,568
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
September 30, 1996

Assets
------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$425,916,450) (Note 1)                                                        $451,952,830
------------------------------------------------------------------------------------------
Cash                                                                             1,396,470
------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                          933,253
------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                          10,958,872
------------------------------------------------------------------------------------------
Receivable for securities sold                                                   1,467,485
------------------------------------------------------------------------------------------
Receivable for open forward currency contracts                                   1,456,568
------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts                                   737,673
------------------------------------------------------------------------------------------
Total assets                                                                   468,903,151

Liabilities
------------------------------------------------------------------------------------------
Payable for securities purchased                                                 9,026,757
------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                         679,689
------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                       889,051
------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                         176,835
------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        2,013
------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                         2,377
------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                             332,266
------------------------------------------------------------------------------------------
Other accrued expenses                                                             102,012
------------------------------------------------------------------------------------------
Total liabilities                                                               11,211,000
------------------------------------------------------------------------------------------
Net assets                                                                    $457,692,151

Represented by
------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $445,411,927
------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                    10,968,550
------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                                 (26,171,370)
------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets
and liabilities in foreign currencies                                           27,483,044
------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                                            $457,692,151

Computation of net asset value and offering price
------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($223,307,177 divided by 16,380,487 shares)                                         $13.63
------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $13.63)*                             $14.46
------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($225,240,865 divided by 16,800,472 shares)**                                       $13.41
------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($9,144,109 divided by 675,271 shares)                                              $13.54
------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $13.54)*                             $14.03
------------------------------------------------------------------------------------------

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.




Statement of operations
Year ended September 30, 1996

Investment Income:
-------------------------------------------------------------------------------------
Dividends (net of foreign tax of $412,274)                                 $5,641,008
-------------------------------------------------------------------------------------
Interest                                                                      905,103
-------------------------------------------------------------------------------------
Total investment income                                                     6,546,111

Expenses:
-------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                            3,168,714
-------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                              1,499,889
-------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                              20,348
-------------------------------------------------------------------------------------
Administrative services (Note 2)                                                9,540
-------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                         497,352
-------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                       1,911,398
-------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                          45,692
-------------------------------------------------------------------------------------
Reports to shareholders                                                        49,460
-------------------------------------------------------------------------------------
Registration fees                                                              51,625
-------------------------------------------------------------------------------------
Auditing                                                                       52,788
-------------------------------------------------------------------------------------
Legal                                                                          10,603
-------------------------------------------------------------------------------------
Postage                                                                       189,113
-------------------------------------------------------------------------------------
Other                                                                          74,666
-------------------------------------------------------------------------------------
Total expenses                                                              7,581,188
-------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                   (367,080)
-------------------------------------------------------------------------------------
Net expenses                                                                7,214,108
-------------------------------------------------------------------------------------
Net investment loss                                                          (667,997)
-------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                           (5,802,685)
-------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                16,154,886
-------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities
in foreign currencies during the year                                      (1,542,422)
-------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year                  9,596,993
-------------------------------------------------------------------------------------
Net gain on investments                                                    18,406,772
-------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                      $17,738,775
-------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                             Year ended September 30
                                                                           1996                  1995
-----------------------------------------------------------------------------------------------------
Increase in net assets
-----------------------------------------------------------------------------------------------------
Operations:
-----------------------------------------------------------------------------------------------------
Net investment loss                                                   ($667,997)            ($570,671)
-----------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments
and foreign currency transactions                                    10,352,201           (13,087,663)
-----------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments
and assets and liabilities in foreign currencies                      8,054,571             2,882,897
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                                            17,738,775           (10,775,437)
-----------------------------------------------------------------------------------------------------
Distributions to shareholders
-----------------------------------------------------------------------------------------------------
   From net investment income:
    Class A                                                          (6,908,193)             (408,458)
-----------------------------------------------------------------------------------------------------
    Class B                                                          (5,685,612)             (332,113)
-----------------------------------------------------------------------------------------------------
    Class M                                                            (125,143)                   --
-----------------------------------------------------------------------------------------------------
   From net realized gain on investments:
    Class A                                                                  --            (4,408,786)
-----------------------------------------------------------------------------------------------------
    Class B                                                                  --            (3,584,353)
-----------------------------------------------------------------------------------------------------
    Class M                                                                  --                    --
-----------------------------------------------------------------------------------------------------
  In excess of net realized gain on investments:
    Class A                                                             (78,334)                   --
-----------------------------------------------------------------------------------------------------
    Class B                                                             (73,742)                   --
-----------------------------------------------------------------------------------------------------
    Class M                                                              (1,408)                   --
-----------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                   146,709,587            65,187,981
-----------------------------------------------------------------------------------------------------
Total increase in net assets                                        151,575,930            45,678,834
-----------------------------------------------------------------------------------------------------
Net assets
-----------------------------------------------------------------------------------------------------
Beginning of year                                                   306,116,221           260,437,387
-----------------------------------------------------------------------------------------------------
End of year (including undistributed net
investment income of $10,968,550 and $6,163,966,
respectively)                                                      $457,692,151          $306,116,221
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)
                                                                                         For the Period
                                                                                         February 1, 1995
                                                                             Year        (commencement
                                                                            ended        of operations) to
                                                                     September 30         September 30
---------------------------------------------------------------------------------------------------------------------------
                                                                             1996                  1995               1996
---------------------------------------------------------------------------------------------------------------------------
                                                                       Class M                                   Class B
---------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                                       $13.53               $12.41               $13.37
---------------------------------------------------------------------------------------------------------------------------
Investment activities
---------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                 (.03)(d)             (.01)                (.07)(d)
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                        .63                 1.13                  .63
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                              .60                1.12                  .56
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                                        (.58)                  --                 (.51)
---------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                               --                   --                   --
---------------------------------------------------------------------------------------------------------------------------
In excess of net realized gain on investments                                (.01)                  --                 (.01)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                          (.59)                  --                 (.52)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $13.54               $13.53               $13.41
---------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(b)                           4.65                 9.03 *               4.33
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                   $9,144               $2,829             $225,241
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(c)                               2.06                 2.09 *               2.30
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets (%)              (.24)                (.45)*               (.55)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                      72.68                91.13                72.68
---------------------------------------------------------------------------------------------------------------------------
Average commission rate paid (e)                                           $.0229                   --               $.0229
---------------------------------------------------------------------------------------------------------------------------


Financial highlights (continued)
(For a share outstanding throughout the period)
                                                                                                              For the Period
                                                                                                               June 1, 1993
                                                                                                              (commencement
                                                                                                              of operations) to
                                                                    Year ended September 30                    September 30
---------------------------------------------------------------------------------------------------------------------------
                                                                             1995                 1994                 1993
---------------------------------------------------------------------------------------------------------------------------
                                                                                            Class B
---------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                                       $14.53               $11.54               $10.86
---------------------------------------------------------------------------------------------------------------------------
Investment activities
---------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                 (.07)                (.03)                (.02)(d)
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                       (.64)                3.06                  .70
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                             (.71)                3.03                  .68
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                                        (.04)                  --                   --
---------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                             (.41)                (.04)                  --
---------------------------------------------------------------------------------------------------------------------------
In excess of net realized gain on investments                                  --                   --                   --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                          (.45)                (.04)                  --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $13.37               $14.53               $11.54
---------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(b)                          (4.88)               26.31                 6.26 *
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                 $144,514             $110,951               $9,901
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(c)                               2.31                 2.27                  .86 *
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets (%)              (.62)                (.73)                (.25)*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                      91.13                65.02                79.78
---------------------------------------------------------------------------------------------------------------------------
Average commission rate paid (e)                                               --                   --                   --
---------------------------------------------------------------------------------------------------------------------------


Financial highlights (continued)
(For a share outstanding throughout the period)



                                                                                         Year ended September 30
---------------------------------------------------------------------------------------------------------------------------
                                                                             1996                 1995                 1994
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Class A
---------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                                       $13.58               $14.64               $11.55
---------------------------------------------------------------------------------------------------------------------------
Investment activities
---------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                  .03 (d)              .02                  .04
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                        .63                 (.63)                3.09
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                              .66                 (.61)                3.13
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                                        (.60)                (.04)                  --
---------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                               --                 (.41)                (.04)
---------------------------------------------------------------------------------------------------------------------------
In excess of net realized gain on investments                                (.01)                  --                   --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                          (.61)                (.45)                (.04)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $13.63               $13.58               $14.64
---------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(b)                           5.02                (4.14)               27.15
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                 $223,307             $158,773             $149,486
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(c)                               1.54                 1.55                 1.53
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets (%)               .20                  .14                 (.01)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                      72.68                91.13                65.02
---------------------------------------------------------------------------------------------------------------------------
Average commission rate paid (e)                                           $.0229                   --                   --
---------------------------------------------------------------------------------------------------------------------------



Financial highlights (continued)
(For a share outstanding throughout the period)

                                                                             1993                 1992
------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                                        $8.17                $8.08
------------------------------------------------------------------------------------------------------
Investment activities
------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                 (.03)                (.01)(a)
------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                       3.41                  .10
------------------------------------------------------------------------------------------------------
Total from investment operations                                             3.38                  .09
------------------------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------------------------
Net investment income                                                          --                   --
------------------------------------------------------------------------------------------------------
Net realized gain on investments                                               --                   --
------------------------------------------------------------------------------------------------------
In excess of net realized gain on investments                                  --                   --
------------------------------------------------------------------------------------------------------
Total distributions                                                            --                   --
------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $11.55                $8.17
------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(b)                          41.37                 1.11
------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                  $24,150               $2,548
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(c)                               2.03                 1.88(a)
------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets (%)              (.54)                (.06)(a)
------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                      79.78                95.67
------------------------------------------------------------------------------------------------------
Average commission rate paid (e)                                               --                   --
------------------------------------------------------------------------------------------------------

*    Not annualized.

(a) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the period ended September 30, 1992 reflects a per share reduction of approximately $0.01.

(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets for the periods ended September 30, 1995 and thereafter includes amounts paid through expense offset arrangements and brokerage service arrangements.
    Prior period ratios exclude these amounts. (Note 2)

(d) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(e) Average commission rate paid is required for fiscal periods beginning on or after
    September 1, 1995.






Notes to financial statements
September 30, 1996

Note 1
Significant accounting policies

The fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks and other securities of companies located in Asia and in the Pacific Basin.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price on the principal market in which the securities are traded, or, if no sales are reported--as in the case of some securities traded over-the-counter--the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair value following procedures approved by the Trustees. (See Section F of Note 1 with respect to the valuation of forward currency contracts.) Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc.. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.



C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S.
dollar equivalent amounts actually received or paid. Net unrealized gains and losses on foreign currency transactions arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates.

The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held and for excise tax on income and capital gains.

At September 30, 1996 the fund had a capital loss carryover of approximately $21,694,000 available to offset future net capital gain, if any, which will expire on September 30, 2004.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of post-October loss deferrals, losses on wash sale transactions, realized and unrealized losses on passive foreign investment companies, realized and unrealized gains and losses on forward foreign currency contracts. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 1996, the fund reclassified $18,191,529 to increase undistributed net investment income and $1,839,893 to decrease paid-in-capital, with an increase to accumulated net realized loss on investments of $16,351,636. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, and 0.60% of any amount over $1.5 billion subject, under current law, to reduction in any year by the amount of certain brokerage commissions and fees (less expenses) received by affiliates of Putnam Management on the fund's portfolio transactions.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended September 30, 1996, fund expenses were reduced by $367,080 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $1,150 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00% and 0.75% of the average net assets attributable to class A, class B and class M shares, respectively.

For the year ended September 30, 1996, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $352,813 and $18,487 from the sale of class A and class M shares, respectively and $341,682 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended September 30, 1996, Putnam Mutual Funds Corp., acting as underwriter received $4,607 on class A redemptions.

Note 3
Purchase and sales of securities

During the year ended September 30, 1996, purchases and sales of investment securities other than short-term investments aggregated $406,145,420 and $264,074,532, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At September 30, 1996, there was an unlimited number of shares of beneficial interest authorized.

Transactions in capital shares were as follows:

                                   Year ended
                              September 30, 1996
----------------------------------------------------
Class A                   Shares            Amount
----------------------------------------------------
Shares sold           38,389,618      $519,121,073
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions            492,461         6,421,692
----------------------------------------------------
                      38,882,079       525,542,765

Shares
repurchased          (34,194,252)     (463,687,598)
----------------------------------------------------
Net increase           4,687,827       $61,855,167
----------------------------------------------------

                                   Year ended
                              September 30, 1995
----------------------------------------------------
Class A                   Shares            Amount
----------------------------------------------------
Shares sold           15,568,780      $206,706,791
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions            329,815         4,386,545
----------------------------------------------------
                      15,898,595       211,093,336

Shares
repurchased          (14,416,240)     (191,188,659)
----------------------------------------------------
Net increase           1,482,355       $19,904,677
----------------------------------------------------

                                   Year ended
                              September 30, 1996
----------------------------------------------------
Class B                   Shares            Amount
----------------------------------------------------
Shares sold           39,326,633      $525,334,358
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions            391,200         5,046,485
----------------------------------------------------
                      39,717,833       530,380,843

Shares
repurchased          (33,722,721)     (451,870,914)
----------------------------------------------------
Net increase           5,995,112       $78,509,929
----------------------------------------------------

                                   Year ended
                              September 30, 1995
----------------------------------------------------
Class B                   Shares            Amount
----------------------------------------------------
Shares sold           12,548,682      $166,060,840
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                 --                --
----------------------------------------------------
                      12,548,682       166,060,840

Shares
repurchased           (9,378,249)     (123,563,428)
----------------------------------------------------
Net increase           3,170,433       $42,497,412
----------------------------------------------------

                                   Year ended
                              September 30, 1996
----------------------------------------------------
Class M                   Shares            Amount
----------------------------------------------------
Shares sold            1,089,513       $14,649,740
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions              7,884           102,417
----------------------------------------------------
                       1,097,397        14,752,157

Shares
repurchased             (631,171)       (8,407,666)
----------------------------------------------------
Net increase             466,226        $6,344,491
----------------------------------------------------

                                  For period
                               February 1, 1995
                               (commencement of
                                 operations)
                           to September 30, 1995
----------------------------------------------------
Class M                   Shares            Amount
----------------------------------------------------
Shares sold              220,645        $2,940,683
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                 --                --
----------------------------------------------------
                         220,645         2,940,683

Shares
repurchased              (11,600)         (154,791)
----------------------------------------------------
Net increase             209,045        $2,785,892
----------------------------------------------------



Federal tax information
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Fund hereby designates $.007 per share (or if different, the amount necessary to offset net capital gain earned by the Fund) for all share classes as capital gain dividends for its taxable year ended September 30, 1996.

For the period, interest and dividends from foreign countries were $6,053,281 or $.179 per share for all share classes. Taxes paid to foreign countries were $412,274 or $.012 per share for all share classes.

The Form 1099 you receive in January 1997 will show the tax status of all distributions paid to your account in calendar 1996.



Results of September 5, 1996 shareholder meeting
(Unaudited)

A meeting of shareholders of the fund was held on September 5, 1996. At the meeting, each of the nominees for Trustees was elected, as follows:


                                Votes for              Votes
                                                    withheld
Jameson Adkins Baxter          20,632,960            391,943

Hans H. Estin                  20,613,047            411,856

John A. Hill                   20,637,084            387,820

R.J. Jackson                   20,621,276            403,628

Elizabeth T. Kennan            20,625,033            399,870

Lawrence J. Lasser             20,636,394            388,509

Robert E. Patterson            20,635,817            389,086

Donald S. Perkins              20,607,998            416,905

William F. Pounds              20,609,873            415,030

George Putnam                  20,608,363            416,540

George Putnam, III             20,621,255            403,648

E. Shapiro                     20,566,260            458,644

A.J.C. Smith                   20,618,432            406,471

W. Nicholas Thorndike          20,612,415            412,489

A proposal to ratify the selection of Coopers & Lybrand L.L.P. as auditors for the fund was approved as follows: 20,217,0529 votes for, and 197,215 votes against, with 610,629 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to diversification of investments was approved as follows: 16,944,737 votes for, and 788,508 votes against, with 3,291,658 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in the securities of a single issuer was approved as follows: 16,556,024 votes for, and 1,072,510 votes against, with 3,396,369 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to making loans through purchases of debt obligations, repurchase agreements and securities loans was approved as follows:
16,051,968 votes for, and 1,620,532 votes against, with 3,352,403 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in commodities or commodity contracts was approved as follows: 16,311,737 votes for, and 1,369,321 votes against, with 3,343,845 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to senior securities was approved as follows:
16,665,259 votes for, and 965,319 votes against, with 3,394,325 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in securities of issuers in which management of the fund or Putnam Investment Management, Inc. owns securities was approved as follows: 16,217,459 votes for, and 1,430,750 votes against, with 3,376,694 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to margin transactions was approved as follows: 15,967,987 votes for, and 1,622,689 votes against, with 3,434,228 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to short sales was approved as follows:
16,092,845 votes for, and 1,504,623 votes against, with 3,428,435 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction which limits the fund's ability to pledge assets was approved as follows: 15,978,921 votes for, and 1,641,229 votes against, with 3,404,753 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in certain oil, gas an mineral interests was approved as follows: 16,461,688 votes for, and 1,174,537 votes against, with 3,388,678 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to invest to gain control of a company's management was approved as follows: 16,330,926 votes for, and 1,310,727 votes against, with 3,383,250 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in other investment companies was approved as follows: 16,388,207 votes for, and 1,260,151 votes against, with 3,376,545 abstentions and broker non-votes.


All tabulations are rounded to nearest whole number.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Anthony V. Regan
Vice President

David K. Thomas
Vice President and Fund Manager

Robert Swift
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Asia Pacific Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.



PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
---------------

28357-844/193/470       11/96